Exhibit 10.3

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

KESSELRING HOLDING CORPORATION

WARRANT

Original Issue Date: September 15, 2009

THIS CERTIFIES THAT, FOR VALUE RECEIVED, __________ or its registered assigns (“Holder”) is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on the 10th anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company (as hereinafter defined) is open for business, then the next succeeding day on which the Company is open for business (such date is the “Expiration Date”), but not thereafter, to purchase an amount of shares of the Common Stock, par value $0.0001 (the “Common Stock”), of Kesselring Holding Corporation, a Delaware corporation (the “Company”), equal to ________ (________) shares of Common Stock of the Company at the time (and after giving effect to) the exercise of the Warrant for an aggregate price equal to one cent ($0.01) per share (the “Exercise Price”) for all of the Warrant Shares as defined below.  Each share of Common Stock as to which this Warrant is exercisable is a “Warrant Share” and all such shares are collectively referred to as the “Warrant Shares.”

Section 1.                      Exercise of Warrant; Conversion of Warrant.

(a)           This Warrant may, at the option of Holder, be exercised in whole or in part (but not less than 10,000 warrants per exercise) from time to time by delivery to the Company at its principal office, Attention: President, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such Holder's election to exercise this Warrant (the “Exercise Notice”), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof, (ii) a wire transfer or check payable to the order of the Company, in an amount equal to the Exercise Price or Ten Thousand Dollars ($10,000), and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the “Exercise Materials”).  If the Warrant is exercised in part, then the Exercise Price shall be reduced on a pro rata basis.

(b)           As promptly as practicable, and in any event within two (2) business days after its receipt of the Exercise Materials, Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice and if this Warrant is partially exercised, a new warrant certificate on the same terms for the unexercised balance of the Warrant Shares.  The stock certificate or certificates shall be registered in the name of Holder.  The date on which the Warrant shall be deemed to have been exercised (the “Effective Date”), and the date the Holder’s name on any certificate evidencing the Common Stock issued upon the exercise hereof shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, provided, however, that if the Exercise Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open.  All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

Section 2.                      No Stockholder Rights or Liabilities.

This Warrant shall not entitle Holder hereof to any voting rights or other rights or liabilities as a stockholder of the Company.

Section 3.                      Transfer of Securities.

(a)           This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall only be transferable upon compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws with respect to the transfer of such securities.

(b)           Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

“NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.”

Section 4.                      Adjustment

If the Company at any time on or after the Original Issue Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Original Issue Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Section 4 shall become effective at the close of business on the date the subdivision or combination becomes effective.

Section 5.  Miscellaneous.

(a)           The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

(b)           Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company, only upon the written consent of the Company, which consent shall not be unreasonably withheld, upon surrender of this Warrant, properly endorsed, to the Company.  The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

(c)           This Warrant may be divided into separate warrants covering not less than 10,000 shares of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose.  Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

(d)           Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.

If to Holder, to the registered address of Holder appearing on the books of the Company, or, in the case of the Company, at the principal offices of the Company.  Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof

(e)           All questions concerning the construction, validity, enforcement and interpretation of the this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the validity, interpretations and enforcement of this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Tampa, Florida.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Tampa, Florida for the adjudication of any dispute hereunder (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect pursuant to paragraph (e) above and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE

TO

COMPANY

WARRANT

IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

KESSELRING HOLDING CORPORATION

By:_________________________________________

Name:_______________________________________

Title: _______________________________________

ASSIGNMENT

(To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________ the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of _____________________________ in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint the Company’s Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

Holder:
_________________________________

_________________________________

Address

Dated: __________________, 20__

Approved by:

Kesselring Holding Corporation

By:_____________________________

Name:___________________________

Title:____________________________

Date:____________________________

EXERCISE OR CONVERSION NOTICE

[To be signed only upon exercise of Warrant]

To:           _________________________

The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of __________________________ issuable upon exercise of said Warrant and hereby surrenders said Warrant.

The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is ________________________________.

If electronic book entry transfer, complete the following:

Account Number:___________________________

Transaction Code Number:____________________

Dated: ___________________

Holder:

____________________________________

____________________________________

By:__________________________________

Name:________________________________

    Title:_________________________________

NOTICE

The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.